Exhibit 10.2

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of March 13, 2015, by and among Oculus Innovative Sciences, Inc., a Delaware corporation, with its principal place of business at 1129 N. McDowell Blvd., Petaluma, CA 94954 (the “Seller”), the investors listed on Schedule A hereto respective assignee(s) (collectively, the “Buyers”) and, solely with respect to Section 4 and 10 of this Agreement, Ruthigen, Inc., a Delaware corporation (the “Company”) and Dawson James Securities, Inc. (the “Underwriter”).

WHEREAS, the Seller owns 350,000 unregistered issued and outstanding shares of common stock, $0.0001 par value per share (the “Shares”) of the Company; and

WHEREAS, subject to the terms and conditions set forth herein, the Seller desires to sell the Shares to the Buyers and Buyers desire to acquire the same subject to the terms in this Agreement;

NOW, THEREFORE, for and in consideration of the premises, the mutual agreements and covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.                  Definitions. In addition to the terms defined elsewhere in this Agreement, for the purposes of this Agreement, the following terms have the meanings set forth below:

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of California are authorized or required by law or other governmental action to close.

“Closing” shall have the meaning ascribed to such term in Section 5(a) of this Agreement.

“Closing Date” shall have the meaning ascribed to such term in Section 5(a) of this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Event” means any merger or consolidation of the Company with or into another company, corporation or similar entity or the merger or consolidation of another company, corporation, or assets of a corporation or company into the Company, or in the case of any sale or conveyance to another corporation or the assets or other property of the Company.

“Event Closing” means the closing of an Event for which the Company enters into an Event Definitive Agreement prior to the Expiration Date.

“Expiration Date” means March 13, 2015, as may be extended one or more times for one or more days as long as the total periods of extensions do not exceed a period of up to sixty (60) calendar days by Seller at its sole discretion by delivering written notice to Buyers, which may be via e-mail, prior to the Expiration Date.

“Event Definitive Agreement” means the entry by the Company into a definitive agreement for an Event. For purposes of clarity, such definitive agreement could be subject to or pending customary closing conditions, regulatory approvals and/or shareholder approval and still be considered definitive for purposes of this Agreement.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” shall have the meaning ascribed to such term in the preamble to this Agreement.

“Transfer Agent” means the Company’s transfer agent, and any successor transfer agent of the Company.

2.	sELLER’S STANDSTILL AND BUYERS’ PURCHASE.

(a) Seller agrees not to market, offer or sell the Shares to any Person from the date of this Agreement until the Expiration Date (such period of time, the “Standstill Period”) other than the Buyers.

(b) Buyers irrevocably agree to purchase all of the Shares upon the Closing Date (as defined below) (such obligation, the “Purchase”), subject to the further terms in this Agreement. Seller shall sell to Buyers, and Buyers shall purchase from the Seller on the Closing Date (as defined below), the Shares.

3. Purchase Price. The purchase price for the Shares to be purchased by Buyers at the Closing (the “Purchase Price”) shall be $2.75 per share, or an aggregate of $962,500 for all of the Shares.

4. CONSENT TO SALE of THE Shares PURSUANT TO SEPARATION AGREEMENT. Pursuant to Section 2.1 of that certain Amended Separation Agreement between the Seller and the Company, dated January 31, 2014, the consent of the Underwriter and the board of directors of the Company is required for the sale of the Shares in accordance with the terms of this Agreement. Now, therefore, subject to and contingent upon the occurrence of an Event Closing, the Underwriter and the Company hereby consent to the Purchase (the “Consent”), which Consent shall become effective only upon the occurrence of an Event Closing, if at all, subject to the other conditions set forth in this Section 4. The Company and Underwriter further warrant that all necessary corporate actions and approvals by their respective boards of directors have been obtained in order to provide the Consent. The Consent provided hereby shall terminate upon the (i) the Expiration Date, if the Company has not entered into an Event Definitive Agreement by such date; or (ii) the termination date of the Event Definitive Agreement, if the Company has entered into an Event Definitive Agreement by the Expiration Date.

5.	Closing.

(a) The date and time of the closing of the purchase of the Shares (the “Closing”) by the Buyers shall be 12 noon, New York City time, on such date as shall be mutually agreed to by the Seller and Buyers, which in no event shall be more than ten (10) Business Days after the Expiration Date (such date on which the Closing actually occurs, the “Closing Date”), at the offices of Trombly Business Law, PC, 1434 Spruce St., Suite 100, Boulder, CO 80302.

(b) On the Closing Date, (i) Buyers shall pay the Purchase Price to the Seller, by wire transfer of immediately available funds in accordance with the Seller’s written wire instructions, and (ii) the Seller shall irrevocably instruct the Transfer Agent to deliver to Buyers one or more stock certificates, evidencing the Shares Buyers are purchasing and duly executed on behalf of the Seller and registered in the name of Buyers, within three (3) Business Days after the Closing.

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(c) Each Party to this Agreement will pay any banker’s, broker’s or finder’s fees or commissions for which such Party is responsible.

6.	VOTING OF THE SHARES.

(a) Voting rights. Buyers and Seller acknowledge and agree that Seller retains the voting rights for the Shares until and through the date of closing of the Event, provided however, that the Shares remain subject to the resale restrictions and voting obligations set forth in the Amended Separation Agreement between Seller and the Company, dated January 31, 2014, as if the Shares were still held by Seller. After the closing of the Event, Buyers shall have full voting rights for the Shares. From the Closing Date through the date of the closing of the Event, Buyers agree and acknowledge that they cannot sell or transfer the Shares. In the event there is no closing of the Event on or prior to September 30, 2015, the Shares will become fully tradable and full voting rights will transfer to the Buyers.

(b) Power of Attorney. For good and valuable consideration, receipt of which is hereby acknowledged, each of the undersigned Buyers and the Seller hereby irrevocably appoint Amy Trombly, Esq. as such Buyer’s attorney-in-fact with powers of substitution, to vote the Shares in the same manner and pursuant to the same obligations and requirements applicable to the Seller set forth in the Amended Separation Agreement between Seller and the Company, dated January 31, 2014. Such appointment will terminate on the earlier of (i) the closing of the Event or (2) September 30, 2015. The Company is an express third party beneficiary of this Section 6, with rights of enforcement.

7. Buyer’s Representations and Warranties. Buyers represent and warrant to Seller that, as of the date hereof and as of the Closing Date:

(a) Due Organization; Authority. Buyers, if not a natural person, are an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder.

(b) No Public Sale or Distribution. Buyers, together and individually, are acquiring the Shares for their own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, by making the representations herein, Buyers do not agree to hold any of the Shares for any minimum or other specific term and reserves the right to dispose of the Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act and in accordance with the terms of this Agreement. Buyers are acquiring the Shares hereunder in the ordinary course of business. Buyers do not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Shares.

(c) Accredited Investor Status. At the time Buyers were offered the Shares, they were, and as of the date hereof, and the Closing Date, are (i) an “accredited investor” as that term is defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Buyers are not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

(d) Experience. Buyers, either alone or together with their representatives, as applicable, have such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Buyers are able to bear the economic risk of an investment in the Shares and is able to afford a complete loss of such investment.

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(e) No General Solicitation. Buyers did not learn of the investment in the Shares as a result of any general solicitation or general advertising.

(f) No Governmental Review. Buyers understand that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of an investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

(g) Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of Buyers and shall constitute the legal, valid and binding obligation of Buyers enforceable against Buyers in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(j) No Conflicts. The execution, delivery and performance by Buyers of this Agreement and the consummation by Buyers of the transactions contemplated hereby will not, (i) result in a violation of the organizational documents of Buyers, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Buyers are a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to Buyers, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Buyers to perform the obligations hereunder.

8. Representations and Warranties of the Seller. The Seller represents and warrants to Buyers that, as of the date hereof and as of the Closing Date:

(a) Due Organization, Authority. Seller is a corporation duly organized and validly existing in good standing under the laws of the jurisdiction of its incorporation with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder.

(b) Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of Seller and shall constitute the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(c) No Conflicts. The execution, delivery and performance by Seller of this Agreement and the consummation by Seller of the transactions contemplated hereby will not, (i) result in a violation of the organizational documents of Seller, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Seller is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to Seller, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Seller to perform its obligations hereunder.

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(d) Title. Seller is the lawful owner of the Shares, free and clear of all security interests, liens, encumbrances, equities and other charges that would limit the transferability of the Shares; except for a restriction on transferability which may be required by U.S. federal and state securities laws and the Separation Agreement.

(e) Taxes. Seller has paid all taxes on the Shares and there are no liens or claims on the Shares.

(f) No Rights. There are no existing warrants, options, stock purchase agreements, redemption agreements, calls or rights to subscribe of any character relating to the Shares.

(g) Litigation. The Shares are not subject to current or pending litigation or to Seller’s knowledge, threatened litigation.

(h) No General Solicitation. Neither the Seller, nor any Person acting on its behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Shares. Seller has not engaged any placement agent or other agent in connection with the sale of the Shares.

9.	Acknowledgments of BuyerS.

(a) There have been no representations, guarantees or warranties made to the undersigned Buyers by the Seller, its agents or employees, or any of its agents or employees, or any other person, expressly or by implication, with respect to (i) the length of time that Buyers will be required to remain as owner of the Shares; and (ii) the possibility that the past performance or experience on the part of the Company might in any way indicate the predictable results of the ownership of the Shares or of the overall business of the Company.

(b) Buyers consents to the placement of a legend on any stock certificate evidencing the Shares being purchased by Buyers, which legend shall be in form as follows:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY SIMILAR STATE SECURITIES LAWS. WITHOUT REGISTRATION, THESE SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED AT ANY TIME WHATSOEVER, EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER AND/OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER WILL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, AND/OR APPLICABLE STATE SECURITIES LAWS AND/OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.”

10.	MISCELLANEOUS.

(a) Entire Agreement. This Agreement (including the exhibits hereto and any written amendments hereof executed by the parties) constitutes the entire Agreement and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all Parties.

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(b) Amendments. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of Seller and Buyers; provided, however, Section 4 and Section 10 of this Agreement shall not be amended or waived without the written consent of the Company and the Underwriter.

(c) Negotiated Agreement. Each of the Seller and Buyers acknowledges that it has been advised and represented by counsel in the negotiation, execution and delivery of this Agreement and accordingly agrees that, if an ambiguity exists with respect to any provision of this Agreement, such provision shall not be construed against any party because such party or its representatives drafted such provision. Each of the Seller and Buyers further acknowledges that the Company has not participated in the negotiation, execution or delivery of this Agreement, other than with respect to Section 4 and Section 10.

(d) Sections and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

(e) Governing Law. This Agreement and all transactions contemplated hereby, shall be governed by, construed and enforced in accordance with the internal laws of the State of California, without regard to conflicts of laws principles that would result in the application of the laws of another jurisdiction. The parties herein waive trial by jury. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event that litigation results from or arises out of this Agreement or the performance thereof, the parties agree to reimburse the prevailing party’s reasonable attorney’s fees, court costs, and all other expenses, whether or not taxable by the court as costs, in addition to any other relief to which the prevailing party may be entitled. The Parties herein agree that any action , proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of California or the United States District Court for the Northern District of California, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The parties herein waive any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

(f) Execution. This Agreement and any amendments, waivers, or consents may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute the same agreement. Signed facsimile copies of this Agreement will legally bind the Parties to the same extent as original documents.

(g) Due Diligence. Both the Buyers and Seller acknowledge they have obtained as much information about the Company as they believe necessary to consummate the transaction described in this Agreement. Both Parties represent that they are sophisticated investors, have access to counsel and such other advisors as they deem advisable regarding the transaction. Both Buyers and Seller acknowledge the sale of the Shares is an off market private transaction and that either Buyers or Seller may have information about the Company that the other party does not. Both Buyers and Seller agree that no liability will exist for failure to disclose any information known by that party about the Company to the other party and specifically waive any rights that may arise from failure of Buyers or Seller to reveal what may be material, non-public information about the Company.

(h) Survival. The representations, warranties, agreements and covenants shall survive the Closing for a period of one (1) year following the Closing Date.

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(i) Severability. In case any provision in or obligation under this Agreement or any other Transaction Document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(j) Notices. All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the addresses set forth below.

If to Buyers at:

_____________

_____________

If to Seller at:

Oculus Innovative Sciences, Inc.

1129 N. McDowell Blvd.

Petaluma, CA 94954

With a copy (for informational purposes only) to Seller’s counsel at:

Amy Trombly, Esq.

Trombly Business Law, PC

1434 Spruce St., Suite 100

Boulder, CO 80203

If to Underwriter at:

Dawson James Securities, Inc.
1 North Federal Highway, 5th Floor

Boca Raton, FL 33432

If to Company at:

Ruthigen, Inc.

2455 Bennett Valley Road, Suite C116

Santa Rosa, California 95404

With a copy (for informational purposes only) to Company’s counsel at:

Grushko & Mittman, P.C.

515 Rockaway Avenue

Valley Stream, NY 11581

Attn: Barbara R. Mittman, Esq.

Fax: (212) 697-3575

[Signature Page Follows.]

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IN WITNESS WHEREOF, this Agreement has been executed by each of the parties hereto on the date first above written.

OCULUS INNOVATIVE SCIENCES, INC.

By: /s/ Jim Schutz

Name: Jim Schutz

Title: Chief Executive Officer

Biscayne Pulmonary Holding, LLC

By: /s/ Glenn Halpryn

Name: Glenn Halpryn

Title: Manager

DAWSON JAMES SECURITIES, INC.

Only with respect to Sections 4 & 10 of this Agreement

By: /s/ Robert D. Keyser, Jr.

Name: Robert D. Keyser, Jr.

Title: Chief Executive Officer

RUTHIGEN, INC.

Only with respect to Sections 4 & 10 of this Agreement

By: /s/ Hoji Alimi

Name: Hoji Alimi

Title: Chief Executive Officer

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IN WITNESS WHEREOF, this Agreement has been executed by each of the parties hereto on the date first above written.

OCULUS INNOVATIVE SCIENCES, INC.

By: /s/ Jim Schutz

Name: Jim Schutz

Title: Chief Executive Officer

Don Stengel Defined Benefit Plan

By: /s/ Don Stengel

Name: Don Stengel

Title: Trustee

DAWSON JAMES SECURITIES, INC.

Only with respect to Sections 4 & 10 of this Agreement

By: /s/ Robert D. Keyser, Jr.

Name: Robert D. Keyser, Jr.

Title: Chief Executive Officer

RUTHIGEN, INC.

Only with respect to Sections 4 & 10 of this Agreement

By: /s/ Hoji Alimi

Name: Hoji Alimi

Title: Chief Executive Officer

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IN WITNESS WHEREOF, this Agreement has been executed by each of the parties hereto on the date first above written.

OCULUS INNOVATIVE SCIENCES, INC.

By: /s/ Jim Schutz

Name: Jim Schutz

Title: Chief Executive Officer

Marlin Capital Investments LLC

By: /s/ Barry Honig

Name: Barry Honig

Title: President

DAWSON JAMES SECURITIES, INC.

Only with respect to Sections 4 & 10 of this Agreement

By: /s/ Robert D. Keyser, Jr.

Name: Robert D. Keyser, Jr.

Title: Chief Executive Officer

RUTHIGEN, INC.

Only with respect to Sections 4 & 10 of this Agreement

By: /s/ Hoji Alimi

Name: Hoji Alimi

Title: Chief Executive Officer

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IN WITNESS WHEREOF, this Agreement has been executed by each of the parties hereto on the date first above written.

OCULUS INNOVATIVE SCIENCES, INC.

By: /s/ Jim Schutz

Name: Jim Schutz

Title: Chief Executive Officer

Brett Nesland

By: /s/ Brett Nesland

Name: Brett Nesland

DAWSON JAMES SECURITIES, INC.

Only with respect to Sections 4 & 10 of this Agreement

By: /s/ Robert D. Keyser, Jr.

Name: Robert D. Keyser, Jr.

Title: Chief Executive Officer

RUTHIGEN, INC.

Only with respect to Sections 4 & 10 of this Agreement

By: /s/ Hoji Alimi

Name: Hoji Alimi

Title: Chief Executive Officer

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IN WITNESS WHEREOF, this Agreement has been executed by each of the parties hereto on the date first above written.

OCULUS INNOVATIVE SCIENCES, INC.

By: /s/ Jim Schutz

Name: Jim Schutz

Title: Chief Executive Officer

David Moss

By: /s/ David Moss

Name: David Moss

DAWSON JAMES SECURITIES, INC.

Only with respect to Sections 4 & 10 of this Agreement

By: /s/ Robert D. Keyser, Jr.

Name: Robert D. Keyser, Jr.

Title: Chief Executive Officer

RUTHIGEN, INC.

Only with respect to Sections 4 & 10 of this Agreement

By: /s/ Hoji Alimi

Name: Hoji Alimi

Title: Chief Executive Officer

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IN WITNESS WHEREOF, this Agreement has been executed by each of the parties hereto on the date first above written.

OCULUS INNOVATIVE SCIENCES, INC.

By: /s/ Jim Schutz

Name: Jim Schutz

Title: Chief Executive Officer

Robert B. Prag

By: /s/ Robert B. Prag

Name: Robert B. Prag

DAWSON JAMES SECURITIES, INC.

Only with respect to Sections 4 & 10 of this Agreement

By: /s/ Robert D. Keyser, Jr.

Name: Robert D. Keyser, Jr.

Title: Chief Executive Officer

RUTHIGEN, INC.

Only with respect to Sections 4 & 10 of this Agreement

By: /s/ Hoji Alimi

Name: Hoji Alimi

Title: Chief Executive Officer

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